UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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ENTERPRISE FINANCIAL SERVICES CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ENTERPRISE FINANCIAL SERVICES CORP
150 NORTH MERAMEC
CLAYTON, MISSOURI 63105

SUPPLEMENTAL INFORMATION REGARDING PROPOSAL C (APPROVAL OF THE AMENDED AND RESTATED 2018 STOCK INCENTIVE PLAN) TO PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

This supplement, dated March 30, 2018, (this “Supplement”) supplements the disclosures contained in the definitive proxy statement of Enterprise Financial Services Corp (the “Company”), filed with the Securities and Exchange Commission on March 14, 2018 (the “Proxy Statement”). Specifically, the purpose of this Supplement is to provide a revised Appendix A to the Proxy Statement relating to Proposal C, approval of the Amended and Restated 2018 Stock Incentive Plan (the “Plan”), as set forth in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement. Further, to the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement shall supersede or supplement the information contained in the Proxy Statement.
On December 22, 2017, the Tax Cuts and Jobs Act (the “TCJA”) was signed into effect. The TCJA repealed Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). As a result, the performance-based compensation exception formerly available under Section 162(m) is eliminated effective for fiscal years beginning after December 31, 2017 (except with respect to payments made pursuant to a written binding contract which was in effect on November 2, 2017).
On February 13, 2018, the Board of Directors of the Company (the “Board”) adopted the Plan and the Plan currently remains subject to stockholder approval. The Plan, which is administered by Compensation Committee of the Board of Directors (the “Committee”), reserves 1,600,000 shares of common stock of the Company (“Common Stock”) for awards to directors, officers, employees, consultants or advisors employed by the Company or any of its subsidiaries (collectively, “Participants”) in the form of stock options (“Options”), stock appreciation rights (“SARs”), restricted stock (“Restricted Stock”), restricted stock units (“RSUs”) and other awards (“Other Awards”, and collectively with Options, SARs, Restricted Stock, and RSUs, the “Awards”). The Plan imposes the following limitations on the maximum number of shares of Common Stock that may be awarded to a Participant in a calendar year: 200,000 shares for Options, 200,000 shares for SARs, 100,000 shares for Restricted Stock, 100,000 shares for RSUs and 100,000 shares for Other Awards (the “Award Limits”).
The Plan, as initially drafted, specifies the maximum number of Awards that may be awarded, for Awards which are intended to qualify under Section 162(m), during a calendar year, and thus could be read as providing that the Award Limits are only applicable to Awards to the extent they qualify as qualified performance-based compensation under Section 162(m). The Proxy Statement neither referenced Section 162(m) with regards to the Award Limits nor mentioned the fact that Section 162(m) had been repealed.
On March 23, 2018, the Committee, which possesses broad authority to interpret the terms of the Plan, confirmed that it interprets the Award Limits as applying to all awards under the Plan irrespective of Section 162(m), consistent with the description of the Award Limits included in the Proxy Statement. In order to ensure that the terms of the Plan as written unambiguously reflect the Committee’s interpretation of those terms, the Board, acting on a recommendation from the Committee, on March 30, 2018, approved and adopted an amendment to the Plan (the “Amendment”) which clarifies the Committee’s interpretation of those terms by removing the parentheticals referencing Section 162(m) in the Plan with respect to the Award Limits.
While the Board and the Committee do not believe that the changes described herein are in any way material (and nothing in this Supplement shall be deemed an admission of the legal necessity or materiality under applicable laws of the information set forth herein), the Company feels that it is appropriate to supplement the information in the Proxy Statement by providing a copy of this clarifying Amendment, which is attached as Annex A hereto. The Plan together with the Amendment will replace the previous plan document filed with the Proxy Statement as it relates to Proposal C.
We also note that the discussions of Section 162(m) in our proxy statement concerning the Committee’s administration of the Company’s long-term and short-term incentive plans in order to be eligible for deduction pursuant to Section 162(m) relate to awards that were granted in 2017 (as required by applicable disclosure rules). Those awards were all made prior to November 2, 2017 and are grandfathered for purposes of the qualified performance-based compensation exemption to Section 162(m). Though not relevant to this Proxy Statement, we will not be able to exclude awards made after November 2, 2017 from the $1,000,000 Section 162(m) deduction limitation.

The Company will continue to analyze the repeal’s impact as additional guidance and rules are provided by the Treasury Department. If, as part of this continuing analysis, the Company determines that the Plan needs to be amended in a manner requiring stockholder approval, the Company will submit the amendment for stockholder approval at the appropriate time.

It is important that your shares be represented and voted at the meeting. You have three options for voting your shares:

1.	vote via the Internet,

2.	vote via the telephone or

3.	complete and return the proxy card sent to you.
For Internet or telephone voting, instructions are printed on the proxy card sent to you.
If you have already voted and do not wish to change your vote, you do not need to do anything. Your vote will be tabulated as you previously instructed. You may change your vote and revoke your proxy at any time prior to its exercise at the meeting by following the instructions in the previously filed Proxy Statement.

By Order of the Board of Directors,

Nicole Iannacone, Secretary
Clayton, Missouri
March 30, 2018
Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Stockholders to be held on May 2, 2018:
This Supplement, the Proxy Statement and our 2017 Annual Report to Stockholders are available at www.proxyvote.com

Annex A
Amendment to the
Enterprise Financial Services Corp
Amended and Restated 2018 Stock Incentive Plan

This Amendment to the Enterprise Financial Services Corp Amended and Restated 2018 Stock Incentive Plan, effective as of February 13, 2018 (the “Plan”), is effective as of March 30, 2018 (the “Amendment Date”).

1.	Section 6(a) of the Plan is amended and restated in its entirety, effective as of the Amendment Date, to read as follows:

(a) Number of Shares. The maximum number of Options that may be awarded during a calendar year to a Participant shall be 200,000 shares.

2.	Section 7(a) of the Plan is amended and restated in its entirety, effective as of the Amendment Date, to read as follows:

(a) Number of Shares. The maximum number of Stock Appreciation Rights that may be awarded during a calendar year to a Participant shall be 200,000 shares.

3.	Section 8(c) of the Plan is amended and restated in its entirety, effective as of the Amendment Date, to read as follows:

(c) Number of Shares. The maximum number of shares of Restricted Stock or Restricted Stock Units that may be awarded during a calendar year to a Participant shall be 100,000 shares.

4.	The last sentence of Section 9 is amended and restated in its entirety, effective as of the Amendment Date, to read as follows:

The maximum amount that may be awarded during a calendar year to a Participant as an Other Award shall be 100,000 shares.

5.	In all other respects, the provisions of the Plan are hereby ratified and confirmed, and they shall continue in full force and effect.